Exhibit 10.17

REAFFIRMATION OF LOAN PAPERS

                                         June 13, 2011

RBS Citizens, N.A.,

      as Administrative Agent for the Lenders named in the Credit Agreement

28 State Street, 15th Floor

Boston, Massachusetts 02109

Attn: Daniel Bernard

Ladies and Gentlemen:

Reference is made to (i) the Guaranty dated as of July 13, 2005 (as heretofore amended, supplemented and modified, the “Guaranty”) by the undersigned (the “Guarantor”) in favor of RBS Citizens, N.A. (successor to Charter One Bank, N.A.), as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Original Lenders (as defined below) pursuant to which all loans and extensions of credit made or to be made by the Original Lenders or the Administrative Agent to Monro Muffler Brake, Inc. (the “Borrower”) and all other obligations and liabilities of the Borrower to such Lenders and the Administrative Agent are guarantied by the Guarantor, (ii) the Security Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified, the “Security Agreement”) among the Borrower, the Guarantor and Monro Leasing, LLC in favor of the Administrative Agent pursuant to which all Obligations (as defined in the Original Credit Agreement) of the Borrower, the Guarantor and Monro Leasing, LLC are secured by the collateral described therein and (iii) the Negative Pledge Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified, the “Negative Pledge Agreement”) among the Borrower, the Guarantor and Monro Leasing, LLC in favor of the Administrative Agent.

The Borrower has entered into the Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, pursuant to which the Lenders have agreed to amend and restate the Credit Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified the “Original Credit Agreement”) among the Borrower, the lenders party thereto (the “Original Lenders”) and the Administrative Agent. Terms not otherwise defined in this Reaffirmation shall have the respective meanings ascribed thereto in the Credit Agreement.

It is a condition to the effectiveness of the Credit Agreement that the Guarantor reaffirm its obligations under the Guaranty, the Security Agreement, the Negative Pledge Agreement and the other Loan Papers (as defined in the Original Credit Agreement) to which the Guarantor is a party. The Guarantor will derive direct and indirect benefits from the Borrower entering into the Credit Agreement and the making of the loans and other extensions of credit by the Lenders and the Administrative Agent thereunder.

The Guarantor hereby: (1) consents to the execution and delivery by the Borrower of the Credit Agreement and the other Loan Papers (as defined in the Credit Agreement); (2) confirms and agrees that it is a Guarantor party to the Guaranty, a Debtor party to the Security Agreement and a Company party to the Negative Pledge Agreement and that the Guaranty and the Existing Security Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms (as each is modified hereby); (3) reaffirms all of its agreements and obligations, and its continuing liability, under the Guaranty and the Existing Security Documents to which it is a party (as each is modified hereby); (4) agrees that the definition of “Credit Agreement” in the Guaranty, the Security Agreement, the Negative Pledge Agreement and the other Existing Security Documents to which it is a party is hereby amended to mean the Credit Agreement; (5) reaffirms that all of the Obligations of the Borrower under or in connection with the Credit Agreement are “Obligations” as that term (or any other term used to describe the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lenders under the Original Credit Agreement and the other Loan

Papers) is defined in the Guaranty, the Security Agreement, the Negative Pledge Agreement and the other Existing Security Documents to which it is a party; and (6) reaffirms that all such Obligations of the Borrower under or in connection with the Credit Agreement are and continue to be guaranteed pursuant to the Guaranty and secured by the Existing Security Documents.

Very truly yours,

MONRO SERVICE CORPORATION

By:	/s/ David M. Baier
Name:	David M. Baier
Title:	President